EXHIBIT 99.2

This document is important and requires your immediate attention. If you are in doubt as to how to respond to the Offer, you should consult with your investment dealer, stockbroker, lawyer or other professional advisor. Inquiries concerning the information in this document should be directed to MDI Technologies, Inc. to the attention of Todd Spence, President of MDI Technologies, Inc., at
(314) 542-6136.


                    DIRECTORS' CIRCULAR
                 in respect of the Offer by
                    LGI ACQUISITION, INC.

 (a wholly-owned subsidiary of Logibec Groupe Informatique Ltd.)
           TO PURCHASE FOR US$2.40 PER COMMON SHARE
           ALL OF THE OUTSTANDING COMMON SHARES OF
                    MDI TECHNOLOGIES, INC.

The Board of Directors of MDI Technologies, Inc. ("MDI" or the "Company") has engaged an outside advisor (the "Advisor") to provide the Special Committee of the Company's Board of Directors with an evaluation of the Offer, however, the Advisor has not yet provided the Special Committee with its evaluation. Accordingly, the Board of Directors has unanimously determined that it is presently unable to take a position with respect to the Offer and to make no recommendation to Shareholders at this time to either accept or reject the Offer. The Offer is open until 4:00 p.m. (Eastern Time) on June 3, 2005. In the interim, Shareholders are advised NOT
TO TENDER their Shares until receiving further communication from the Board updating Shareholders on developments and setting forth the recommendation, if any, of the Board of Directors in respect of acceptance or rejection of the Offer.

             Notice to United States Shareholders

The offer by LGI Acquisition, Inc. ("LGI") is made for the securities of a United States issuer, however, the offer is also subject to Canadian disclosure requirements and shareholders should be aware that these requirements are different from those of the United States.

             Notice to Canadian Shareholders

The enforcement by Canadian shareholders of civil liabilities under the Canadian securities laws may be affected adversely by the fact that MDI is located in the United States, and that most of its officers and directors are residents of the United States and that all or a substantial portion of the assets of MDI and such persons may be located outside of Canada.

                      May 12, 2005

                   TABLE OF CONTENTS

                                                             Page
                                                             ----
DIRECTORS' CIRCULAR                                           3
THE OFFER                                                     3
RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE
COMPANY       3
BACKGROUND TO THE OFFER                                       3
REASON FOR RECOMMENDATION                                     4
DIRECTORS AND SENIOR OFFICERS OF MDI  AND
OWNERSHIP
 OF SECURITIES                                                4
PRINCIPAL HOLDERS OF VOTING SECURITIES                        5
ACCEPTANCE OF THE OFFER BY DIRECTORS AND SENIOR
OFFICERS
   OF MDI                                                     5
TRADING IN SECURITIES OF MDI                                  5
ARRANGEMENTS AND AGREEMENTS BETWEEN MDI AND
ITS DIRECTORS
  AND SENIOR OFFICERS                                         6
MATERIAL CHANGES IN THE AFFAIRS OF MDI
6
RESPONSE TO THE OFFER                                         6
PRIOR VALUATIONS                                              7
PRIOR OFFERS                                                  7
STATUTORY RIGHT OF ACTION FOR DAMAGES
7
APPROVAL OF DIRECTORS' CIRCULAR                               7
CERTIFICATE                                                   7

                    MDI TECHNOLOGIES, INC.

                     DIRECTORS' CIRCULAR

     This Directors' Circular is issued by the board of directors (the "Board of Directors" or the "Board") of MDI Technologies, Inc. ("MDI" or the "Company") in connection with the offer (the "Offer") made by LGI Acquisition Inc. ("LGI"), a wholly-owned subsidiary of Logibec
Groupe Informatique Ltd. ("Logibec") to purchase all of the issued and outstanding common shares (the "Shares") of MDI not already owned by LGI and its affiliates, upon the terms and subject to the conditions set forth in the Offer and the accompanying circular (collectively, the "Offering Circular") of LGI dated April 29, 2005. All information provided herein relating to LGI is based on public information made available by LGI. All amounts in this Directors' Circular are expressed in U.S. dollars, unless otherwise indicated. Defined terms contained in this Directors' Circular and not otherwise defined shall have the meaning attributed to those terms in the Offering Circular.

     The Offer is made by LGI Acquisition, Inc., a corporation incorporated under the laws of Delaware for the purpose of completing the Offering. All of the shares of LGI are beneficially owned by Logibec, a corporation existing under the Canada Business Corporations Act.
The common shares of Logibec are listed and posted for trading on the Toronto Stock Exchange. Further information about Logibec may be obtained by viewing its public filings on www.sedar.com.

                           THE OFFER

     The Offer is to purchase, subject to certain terms and conditions, all of the Shares not already owned by LGI, Logibec and their respective affiliates (collectively, the "Offerors") at a price of $2.40 (the "Offer Price"). The Offer will be open for acceptance until 4:00 p.m. (Eastern
Time) on June 3, 2005 (the "Expiry Time") unless earlier withdrawn or extended by LGI to a later expiry date. The Offer is conditional upon, among other things: (i) there being validly deposited under the Offer and not withdrawn at the Expiry Time that number of Shares which, together with the Shares owned by LGI, would constitute at least 50.1% of the total number of Shares then outstanding on a fully diluted basis; and (ii) not less than 50% of the Shares (calculated on a fully diluted basis) entitled to be voted on a Subsequent Acquisition Transaction in accordance with OSC Rule 61-501 having been validly deposited under the Offer. For a complete description of the Offer and the conditions of the Offer, reference should be made to the Offering Circular and the related Letter of Transmittal and Notice of Guaranteed
Delivery which have been mailed to holders of Shares ("Shareholders").

       RECOMMENDATION OF THE BOARD OF DIRECTORS OF
THE COMPANY

     The Board of Directors has engaged an outside advisor (the "Advisor") to provide the Special Committee with an evaluation of the Offer, however, the Advisor has not yet provided the evaluation to the Special Committee. Accordingly, the Board of Directors has unanimously determined that it is presently unable to take a position with respect to the Offer and to make no recommendation to Shareholders at this time to either accept or reject the Offer (those directors having a conflict of interest having declared their interest and abstained from voting). The Offer is open until 4:00 p.m. (Eastern time) on June 3, 2005. In the interim, Shareholders are advised NOT TO TENDER their Shares until receiving further communication from the Board updating Shareholders on developments and setting forth the recommendation, if any, of the Board in respect of acceptance or rejection of the Offer.

                     BACKGROUND TO THE OFFER

     In March 2005 Marc Brunet, Chief Financial Officer of Logibec, contacted Todd Spence (President, Chief Executive Officer and
Chairman
of the Company) to discuss the possibility of MDI being acquired by Logibec. The call was the initial contact between the two companies and there was no certainty as to whether there would be an offer and, if so, what the terms of the offer would be.

     On April 15, 2005 Mr. Spence was again contacted by Mr. Brunet who advised him that Logibec had acquired approximately 10% of the Company's issued and outstanding shares. At that time there was still no certainty as to if or when an offer would be made, or what the terms of the offer would be.

     On April 28, 2005 Logibec issued a news release announcing LGI's intention to make the Offer.

     Once the Offer had formally been made, the Board created a special committee (the "Special Committee") to supervise the preparation of an evaluation. The Special Committee is comprised of Michael Trokey, the only member of the Company's Board of Directors that is not an officer of, or employed by, the Company. The Board then engaged an outside advisor (the "Advisor") to prepare the evaluation of the Offer. The Special Committee mandated the Advisor to prepare and deliver an opinion
(the "Evaluation") to the Special Committee as to the fairness or unfairness of the proposed transaction to the Company's shareholders from a financial point of view. The Special Committee was also authorized to retain independent, outside legal counsel to provide it with advice.

     The Advisor has not yet provided the Special Committee with its Evaluation and consequently the Special Committee submitted its report to make no recommendation with respect to the Offer at this time. The Board of Directors unanimously approved the report at a meeting held May
12, 2005. The Board of Directors will await the Evaluation and the recommendation of the Special Committee prior to issuing its recommendation regarding the acceptance or rejection of the Offer by the
MDI Shareholders.

                    REASON FOR RECOMMENDATION

     The Evaluation will be available before May 26, 2005, the date the Company is required to update the Shareholders and provide its recommendation. Accordingly, the Board has unanimously determined that it is presently unable to take a position with respect to the Offer and to make no recommendation to Shareholders at this time to either accept or reject the Offer. The Offer is open until 4:00 p.m. (Eastern Time) on June 3, 2005, and in the interim Shareholders are advised NOT TO TENDER their Shares until receiving further communication from the Board updating Shareholders on developments and setting forth the recommendation, if any, of the Board in respect of acceptance or rejection of the Offer. LGI is prohibited by the terms of the Offer from taking up any shares before the Expiry Time, and any shares that are deposited to the Offer can be withdrawn prior to the Expiry Time. Accordingly, there is no necessity for Shareholders to take any action with respect to the Offer at this time and Shareholders should NOT TENDER their Shares and should wait for further communications from the
Board.

                DIRECTORS AND SENIOR OFFICERS OF MDI
                     AND OWNERSHIP OF SECURITIES

     The following table sets out the names and positions of all directors and senior officers of MDI and the number, designation and percentage of outstanding securities of any class beneficially owned, directly or indirectly, or over which control or direction is exercised, by each such director and senior officer of MDI and, where known after reasonable enquiry, by their respective associates.


                              Number of      Percentage of   Shares Subject
Percentage
Name and Position             Shares (1)         Shares        to Options     of
Oprions
-----------------             -----------    -------------   --------------
-----------
Todd Spence                     2,481,833       21.58%           250,000
44.31%
President, Chief Executive
Officer and Chairman

DiAnne Kerrigan                 1,044,666        9.09%           100,000
17.72%
Vice-President, Sales,
Secretary and director

Thomas Kerrigan                   475,000        4.13%            50,000
8.86%
Sales Director of National
Accounts and director

Donna Boschert                     23,393        0.20%             7,088
1.26%
Vice-President, Operations
and Assistant Secretary




                              Number of      Percentage of   Shares Subject
Percentage
Name and Position             Shares (1)         Shares        to Options     of
Oprions
-----------------             -----------    -------------   --------------
-----------
Thomas K. Andrew                118,000         1.03%            - 0 -
N/A
Chief Financial Officer

Michael Trokey                   - 0 -           N/A             - 0 -           N/A
Director

Note:
(1) The information as to securities beneficially owned or over which control or direction is exercised has been furnished by the respective directors and senior officers.
<?FN>


                   PRINCIPAL HOLDERS OF VOTING SECURITIES

     To the best knowledge of the Board, after reasonable enquiry, there are no persons or corporations, other than those disclosed above, that beneficially own, directly or indirectly, or exercise control or direction over, more than 10% of any class of equity securities of MDI.

                   ACCEPTANCE OF THE OFFER BY DIRECTORS
                       AND SENIOR OFFICERS OF MDI

     As of the date hereof, the directors and senior officers of MDI and their respective associates, as a group, beneficially owned, directly or indirectly:

     (a) 4,142,892 Shares, representing 36.03% of the votes and equity attached thereto; and

     (b) options to acquire 407,088 Shares representing 72.14% of all outstanding stock options.

     In aggregate the directors and senior officers of MDI, and their respective associates, as a group, beneficially own, directly or indirectly, 4,549,980 Shares and options to acquire Shares, representing 37.72% of the aggregate number of outstanding Shares and options to acquire Shares. Information as to Shares beneficially owned by each director and senior executive and the associates, or over which each exercised control or direction, being information not within the knowledge of MDI, has been furnished to MDI by such directors and senior executive individually.

     To the best knowledge of the Board, after reasonable inquiry, the directors and senior officers of MDI and their respective associates and affiliates have not made any determination as to whether to accept or reject the Offer at this time pending, in part, the receipt of the Evaluation and the recommendation of the Special Committee.

                    TRADING IN SECURITIES OF MDI

     None of the directors or senior officers or, to the best knowledge of the
Board, after reasonable enquiry, any associate or affiliate of any director or senior officer of MDI, any person holding more than 10% of the total issued and outstanding Shares, or any person acting jointly or in concert with MDI, has traded in Shares or other securities of MDI during the six months preceding the date of this Directors' Circular.

     No Shares or securities convertible into Shares have been issued to the directors or senior officers or MDI during the two years preceding the date hereof, except as noted below.

Options Exercised


                                               Date of Exercise of
                                                   Options and             Number of
Price Per
Name                    Type of Issuance        Issuance of Shares       Shares
Issued        Share
----                    ----------------        ------------------
-------------        -----
Todd Spence            Exercise of Options       January 31, 2005
150,000           $0.21
DiAnne Kerrigan        Exercise of Options       January 31, 2005
62,500           $0.21
Thomas Kerrigan        Exercise of Options       January 31, 2005
37,500           $0.21
Thomas Andrew          Exercise of Options       January 31, 2005
100,000           $0.21
Donna Boschert         Exercise of Options       January 31, 2005
7,793           $0.21


Normal Course Issuer Bid

     During the two years preceding the date hereof, the Company has conducted a
Normal Course Issuer Bid (the "Bid").  Pursuant to the Bid, the
Company has
acquired an aggregate of 761,300 Shares in the two years preceding the date hereof, at an average cost of $1.91. All of the Shares acquired by the Company pursuant to the Bid have been cancelled and returned to treasury.

                   ARRANGEMENTS AND AGREEMENTS BETWEEN
                MDI AND ITS DIRECTORS AND SENIOR OFFICERS

     Apart from the general severance provisions that are part of the employment contracts with certain members of the senior management of the Company, no agreements or arrangements have been made or are proposed to be made between MDI and any of its directors or senior officers, pursuant to which a payment or other benefit is to be made or given by way of compensation for loss of office or as to their remaining in or retiring from office if the Offer is successful.

                   MATERIAL CHANGES IN THE AFFAIRS OF MDI

     Except as referred to or described in this Directors' Circular, none of the directors or senior officers of MDI is aware of any other information that indicates any material change in the affairs of MDI since the date of its audited financial statements for the year ended December 31, 2004, or that any information contained in such financial statements is materially misleading because of events subsequent to their publication or of any other information which would reasonably be expected to affect the decision of shareholders of MDI to accept or reject the Offer.

                         RESPONSE TO THE OFFER

     To the best knowledge of the Board, after reasonable enquiry, except as described in this Directors' Circular, there has been no transaction, board resolution, agreement in principle or signed contract of MDI in response to the
Offer. Except as disclosed in this Directors' Circular, MDI has not undertaken any negotiations nor are any negotiations underway and there are no agreements in principle in response to the Offer which relate to or which would result in any of the following:

     (a) an extraordinary transaction such as a merger or reorganization involving MDI or a subsidiary;

     (b) the purchase, sale or transfer of a material amount of the assets by
MDI or a subsidiary;

     (c)  an issuer bid for or other acquisition of securities by or of MDI;
or

     (d) any material change in the present capitalization or dividend policy of
MDI.

                          PRIOR VALUATIONS

     In March 2005, MDI retained an independent valuation firm to conduct an investigation and analysis of its common stock. The purpose of the study was to estimate the fair market value of the common stock, on a controlling interest basis, as at December 31, 2004. At the time the independent valuation firm was retained, it was intended that the analysis would be used for financial reporting purposes, to validate certain assumptions that were being used in the preparation of MDI's annual financial statements. The independent valuation firm determined that the fair value of the total stockholders' equity of MDI Technologies, Inc., on a controlling interest basis, as of December 31, 2004, was in the amount of
$34,400,000.

     At the time the study was presented to the Company, the valuation firm confirmed that the study had been prepared for the specific purposes referred to above, that it was not to be used for any other purpose and that the opinions may be rendered invalid if used for any other purpose. In light of these qualifications, and because the possibility of an Offer had not been contemplated at the time the independent valuation firm was engaged, the directors of the
Company are of the view that the results are not relevant for the purposes of this Directors' Circular.

                              PRIOR OFFERS

     No bona fide prior offer regarding the Shares or otherwise relevant to the offer was received by the Company in the 24 months prior to the public announcement of the Offer.

                  STATUTORY RIGHT OF ACTION FOR DAMAGES

     Securities legislation in certain of the provinces and territories of Canada provides Shareholders with, in addition to any other rights they may have at law, a right of action for damages if there is a misrepresentation in a circular or notice that is required to be delivered to them. However, such rights must be exercised within prescribed time limits. Shareholders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult with a lawyer.

     Such rights are in addition to and without derogation from any other rights such shareholder may have under the securities laws of the United States or any other applicable laws.

                     APPROVAL OF DIRECTORS' CIRCULAR

     The contents of this Directors' Circular have been approved, and the delivery thereof has been authorized, by the Board of Directors.

                            CERTIFICATE

     The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED:  May 12, 2005

                  On behalf of the Board of Directors



      /s/ TODD SPENCE                 /s/ MICHAEL TROKEY
(Signed) "Todd Spence"          (Signed) "Michael Trokey"
          Director                        Director